UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

LYONDELLBASELL INDUSTRIES N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-34726	98-0646235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Blvd Suite 5100 Houston, Texas USA 77056	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands
(Addresses of principal executive offices)(Zip code)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500
(Registrant’s telephone numbers, including area codes)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, € 0.04 par value	LYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 15, 2025, LyondellBasell Industries N.V. (the “Company”) and its wholly owned subsidiary, LYB International Finance III, LLC (the “Issuer”), completed the underwritten public offering and sale by the Issuer of $500 million aggregate principal amount of 6.150% Guaranteed Notes due 2035 (the “Notes”). The Notes are fully and unconditionally guaranteed by the Company.

The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3ASR (Registration No. 333-283755), and was made pursuant to the prospectus dated December 12, 2024 (the “Base Prospectus”), as supplemented by the prospectus supplement dated May 6, 2025 relating to the Notes and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act (together with the Base Prospectus, the “Prospectus”). The Notes were issued under a base indenture, dated as of October 10, 2019, among the Company, the Issuer and Wells Fargo Bank, National Association, as trustee (the “Base Indenture”), as supplemented by a supplemental indenture dated May 17, 2023, among the Company, the Issuer, Computershare Trust Company, N.A., as base trustee (as successor to Wells Fargo Bank, National Association), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Supplemental Indenture,” and the Base Indenture as so supplemented, the “Indenture”). The terms of the Notes and the guarantees by the Company are set forth in an officer’s certificate of the Issuer dated May 15, 2025 delivered pursuant to the Indenture (the “Officer’s Certificate”).

The descriptions of the Notes, the Indenture, and the Officer’s Certificate are included in the Prospectus and are incorporated herein by reference. The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture and the Officer’s Certificate (including the forms of the Notes), copies of which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, among LYB International Finance III, LLC, as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, dated as of October 10, 2019 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on October 10, 2019).

4.2	Supplemental Indenture, among LYB International Finance III, LLC, as Issuer, LyondellBasell Industries N.V., as Guarantor, Computershare Trust Company, N.A., as Base Trustee (as successor to Wells Fargo Bank, National Association) and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of May 17, 2023 (incorporated by reference to Exhibit 4.44 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-261639) filed with the SEC on May 17, 2023).

4.3*	Officer’s Certificate of LYB International Finance III, LLC relating to the 6.150% Guaranteed Notes due 2035, dated as of May 15, 2025.

4.4*	Form of LYB International Finance III, LLC’s 6.150% Guaranteed Notes due 2035 (included in Exhibit 4.3).

5.1*	Legal opinion of Gibson, Dunn & Crutcher LLP.

5.2*	Legal opinion of De Brauw Blackstone Westbroek N.V.

8.1*	Legal opinion of De Brauw Blackstone Westbroek N.V.

23.1*	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2*	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibits 5.2 and 8.1).

104*	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: May 15, 2025	By:	/s/ Agustin Izquierdo
	Name:	Agustin Izquierdo
	Title:	Executive Vice President and Chief Financial Officer